April 2022 Selecta Biosciences Corporate Presentation SELB

2Selecta Biosciences Investor Presentation – April 2022 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (the “Company”), including without limitation, statements regarding the Company’s ability to complete the proposed offering on favorable terms or at all, the anticipated use of proceeds of the proposed offering, the Company’s cash runway, the unique proprietary technology platform of the Company, and the unique proprietary platform of its partners, the potential of ImmTOR to enable re-dosing of AAV gene therapy and to mitigate immunogenicity, the potential of ImmTOR and the Company’s product pipeline to treat chronic refractory gout, MMA, IgAN, other autoimmune diseases, lysosomal storage disorders, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s and its partners’ ability to conduct its and their clinical trials and preclinical studies, the timing or making of any regulatory filings, the potential treatment applications of product candidates utilizing the ImmTOR platform in areas such as gene therapy, gout and autoimmune disease, the ability of the Company and its partners where applicable to develop gene therapy products using ImmTOR, the novelty of treatment paradigms that the Company is able to develop, whether the observations made in non-human study subjects will translate to studies performed with human beings, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s plan to apply its ImmTOR technology platform to a range of biologics for rare and orphan genetic diseases, the potential of the Company’s technology to enable repeat administration in gene therapy product candidates and products, the ability to re-dose patients and the potential of ImmTOR to allow for re-dosing, the potential to safely re-dose AAV, the ability to restore transgene expression, the potential of the ImmTOR technology platform generally and the Company’s ability to grow its strategic partnerships, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including the uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s ImmTOR technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of its common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation. Safe harbor / disclaimer

3Selecta Biosciences Investor Presentation – April 2022 PLACEHOLDER FOR SPLASH PAGE @Jess can you pull in design elements from the website for this page? Pioneering Precision Immune Tolerance

4Selecta Biosciences Investor Presentation – April 2022 Company Highlights ImmTOR™ platform has potentially broad applicability • Precision immune tolerance platform has potential to restore self tolerance in autoimmune disease and overcome immunogenicity of gene therapies and biologics • Preclinical data indicates potentially profound synergy of ImmTOR and engineered Treg-selective IL-2 to expand antigen-specific Tregs and improve durability of immune tolerance (ImmTOR-IL) Proof of concept in biologics and gene therapy Diversified pipeline expanding to autoimmune disease Targeted partnerships to maximize platform potential • SEL-212 in chronic refractory gout potentially serves as proof of concept for the ImmTOR platform in biologics with over 400 patients dosed – Phase 3 DISSOLVE I expected read out in Q4 2022 • Empty AAV study data in healthy volunteers showed the potential ability of ImmTOR to inhibit the formation of neutralizing antibodies to AAV capsids • SEL-302: IND for gene therapy program in methylmalonic acidemia (MMA) submitted in Q3 2021 • SEL-018: Advance Xork IgG Protease to mitigate pre-existing anti-AAV antibodies through IND-enabling studies • IgA nephropathy: clinical candidate selection & IND enabling studies in process • Plans to advance the ImmTOR platform with IL-2 (ImmTOR-IL) for use in autoimmune disease • Funding into mid 2024

5 ImmTOR Platform Precision Immune Tolerance

6Selecta Biosciences Investor Presentation – April 2022 A precision immune tolerance platform with potentially broad applicability ImmTOR combines nanoparticle technology with an FDA approved anti-inflammatory and immunomodulatory drug, and is designed to generate antigen-specific immune tolerance when combined with an antigen of interest

7Selecta Biosciences Investor Presentation – April 2022 ImmTOR could potentially be applied to restore self tolerance in autoimmune disease and overcome immunogenicity of gene therapies and biologics Autoimmune Disease Gene Therapies/Biologics

8Selecta Biosciences Investor Presentation – April 2022 ImmTOR-IL : ImmTOR plus IL-2 receptor agonist ImmTOR-IL Treg-selective IL-2 receptor agonist Synergistic mechanism of ImmTOR and a Treg-selective IL-2:  Observed to greatly increase the magnitude and durability of antigen-specific Treg expansion when compared to either ImmTOR or IL-2 alone  Proof of concept human data in which we observed ImmTOR alone and IL-2 alone lowers the translational risk and provides further confidence in the clinical utility of this potentially synergistic approach  Potential to enable lower and fewer doses of ImmTOR, with applications across biologic therapies and autoimmune disease indications Evolution of the ImmTOR Platform ImmTOR IL-2 mutein ImmTOR ImmTOR-IL Induce Treg Expand existing Tregs Antigen-specific Expansion of all pre-existing Tregs Induction of target antigen-specific Tregs Induction and expansion of antigen- specific Tregs

9Selecta Biosciences Investor Presentation – April 2022 Aiming to restore self tolerance to auto antigens and power biologics Biologic Therapies Gene Therapies Tolerogenic Therapies ImmTOR is designed to address the immunogenicity of biologics ImmTOR potentially enables redosing of transformative gene therapies ImmTOR could provide targeted immune tolerance to auto antigens Over 160,000 patients between IgAN and chronic refractory gout in the US alone1,2,3,4 Autoimmune disease affects more than 24M people in the US alone6 80% of rare disease has a known monogenic cause5 and most gene therapy trials use AAV vectors 1. https://www.orpha.net/data/patho/Pro/en/Berger-FRenPro10331.pdf 2. Arthritis & Rheumatology Vol. 71, No. 6, June 2019 pp 991-999 3. ARTHRITIS & RHEUMATISM Vol. 63, No. 10, October 2011, pp 3136–3141 4. American journal of therapeutics, 2012-11, Vol.19 (6), p.e157-e166 5. https://ncats.nih.gov/trnd/projects/gene-therapy 6. https://www.niehs.nih.gov/health/topics/conditions/autoimmune/index.cfm

10Selecta Biosciences Investor Presentation – April 2022 c A diversified and growing wholly-owned pipeline Recent and Expected Upcoming Milestones TOLEROGENIC THERAPIES Indication Antigen Preclinical Phase 1 Phase 3Phase 2 Commercial Rights BIOLOGIC THERAPIES Ornithine Transcarbamylase (OTC) Deficiency AAV-hOTC SEL-313 Primary biliary cholangitis (PBC) PDC-E2 Undisclosed IgA protease GENE THERAPIES UndisclosedUndisclosedGene therapy IgG protease IdeXork (Xork) Phase 1 start 2H 2022Methylmalonic acidemia (MMA) AAV (serotype undisclosed) SEL-302 IgA nephropathy (IgAN) Candidate Selection 2022 Paused SEL-018 IgA1 protease

11Selecta Biosciences Investor Presentation – April 2022 Collaboration Year 2019 2020 2020 2021 2021 2021 2021 2022 ImmTOR Approach Gene Therapy Biologic Gene Therapy Autoimmune Gene Therapy Gene Therapy Biologic Gene Therapy Agreement Strategic Collaboration and License Agreement License Agreement (Global, ex. China) Research Option and License Agreement (Global) Collaboration to engineer proprietary IL-2 protein agonists Strategic licensing agreement to develop targeted, next-generation gene therapies Strategic licensing agreement to enable the dosing of gene therapies Strategic licensing agreement to develop targeted, next-generation enzyme therapies Strategic licensing agreement to develop next- generation AAV Capsids Indications Pompe/ Undisclosed Chronic refractory gout DMD and certain LGMD subtypes Autoimmune and deleterious immune indications Lysosomal storage disorders AAV mediated gene therapies Undisclosed Undisclosed Unlocking the potential of our platform through collaborations Selecta has entered strategic transactions to further optimize the potential of the ImmTOR platform Pompe disease Undisclosed DISSOLVE I topline data Q4 2022Chronic Refractory Gout Pegadricase SEL-212 Recent/Expected Upcoming MilestonesIndication Antigen Preclinical Phase 1 Phase 3Phase 2 Commercial Rights Duchenne muscular dystrophy (DMD) Undisclosed Limb-girdle muscular dystrophy (LGMD) Undisclosed UndisclosedTwo indications for lysosomal storage disorders Undisclo ed

12 Restoring Self-Tolerance in Autoimmune Disease

13Selecta Biosciences Investor Presentation – April 2022 Striving to restore self-tolerance in autoimmune diseases ImmTOR + IL-2 has the potential to be a best-in-class approach There are roughly 80 autoimmune conditions that affect as much as 4.5% of the world’s population*. 24M+ individuals in the US alone are affected by autoimmune diseases** Our approach to autoimmune disease is designed to restore natural self-tolerance by administering ImmTOR with nanoparticle- encapsulated self-antigens thus avoiding the need for chronic and systemic immune suppression By developing a proprietary Treg-selective IL-2 to combine with ImmTOR and autoantigens we are advancing our precision immune tolerance platform with the aim of expanding antigen-specific Tregs and enhancing durability of tolerance *"Autoimmune Disease, by the Numbers" in Scientific American 325, 3, 31-33 (September 2021), doi:10.1038/scientificamerican0921-31 **https://www.niehs.nih.gov/health/topics/conditions/autoimmune/index.cfm c c THE Solution THE Opportunity The current standard of care for autoimmune diseases is broad immunosuppression, which is associated with side effects and leaves patients vulnerable to serious infection and malignancies There is a significant need for antigen-specific therapies that can induce immune tolerance to pathogenic autoantigens without the need for chronic and systemic immune suppression. cTHE Challenges

14Selecta Biosciences Investor Presentation – April 2022 Expanding the platform by amplifying the effect of ImmTOR with IL-2  Observed synergistic activity in increasing the percentage and durability of Treg expansion in the spleen  Opportunity to restore tolerance in a wide range of autoimmune diseases  Potential to create a “best in class” IL-2 therapy by combining it with ImmTOR Day 4 Day 7 Day 14 Splenic regulatory T cells C57BL/6 mice (n=7/group) were untreated or were treated with ImmTOR alone, IL-2 mutein alone, or a combination of ImmTOR + IL-2 mutein. Expansion of CD4+, CD25+, FoxP3+ T regulatory cells in the spleen was assessed 4, 7 and 14 days after treatment. ImmTOR was observed to increase the level and durability of Treg expansion

15Selecta Biosciences Investor Presentation – April 2022 Induction and expansion of antigen-specific Treg Observed a significant expansion of antigen-specific Treg* with a single dose of ImmTOR in combination with an IL-2 mutein + antigen C D 4+ C D 25 + F o x P 3+ ( % , o f C D 4 + C D 45 .2 + ) 0 10 20 30 40 50 60 70 Total splenic Tregs C D 4+ C D 25 + F o x P 3 + ( % , o f C D 4 + C D 45 .1 + ) ImmTOR IL-2 mutein + + + + + + + + + +Ovalbumin + + + + + + + + + + *study conducted in wildtype mice after adoptive transfer of ovalbumin specific transgenic T-cells With superior expansion and durability of total Tregs, Selecta potentially has a best in class IL-2 therapy. However, with an approximately 3- fold increase in antigen-specific Tregs, this data shows the opportunity to enable a “first in class” therapy for autoimmune disorders

16Selecta Biosciences Investor Presentation – April 2022 Superior anti-AAV antibody inhibition observed when IL-2 is combined with ImmTOR Clear dose sparing effect seen when IL-2 mutein is combined with ImmTOR* A n ti- A A V I g G ( O D 4 5 0 -5 7 0 ) 12 19 33 47 61 75 91 104 117 0.0 0.5 1.0 1.5 2.0 No immunotherapy 50 g ImmTOR 100 g ImmTOR 200 g ImmTOR 2nd dose 2nd dose 2nd dose2nd dose A n ti- A A V I gG ( O D 4 5 0 -5 7 0 ) 9 g IL-2 mutein 50 g ImmTOR + 9 g IL-2 mutein 100 g ImmTOR + 9 g IL-2 mutein 200 g ImmTOR + 9 g IL-2 mutein 2nd dose 2nd dose 2nd dose 2nd dose Day 0 2.7E12 vg/kg AAV8-SEAP +/- ImmTOR +/- IL-2 mutein Day 56 5.0E12 vg/kg AAV8-SEAP +/- ImmTOR +/- IL-2 mutein *study conducted in wildtype mice

17Selecta Biosciences Investor Presentation – April 2022 Hepatic regulatory T cells Tolerogenic liver sinusoidal endothelial cells We believe ImmTOR is ideally suited to address PBC PBC is a T-cell mediated disease driven by a well-defined antigen, ImmTOR biodistributes to the liver and induces a tolerogenic environment, ImmTOR shows hepatoprotective properties in liver injury models • Autoimmune disorder where the body mistakenly attacks tissue in the liver, leading to inflammation, damage and scarring of the small bile ducts • More common in women, PBC is one of the most common autoimmune diseases affecting nearly 1:1000 women over the age of 401 • Patients with PBC are desperately in need of a highly-targeted, liver-directed approach to treating the root cause of the disorder An ImmTOR-based approach to treating primary biliary cholangitis (PBC) Selecta intends to co-administer ImmTOR with PDC-E2, the autoantigen implicated in PBC PD -L 1+ C D 80 lo w CD 86 lo w (% ) 0 5 10 15 **** ImmTOR Untreated CD 4+ C D 25 H i P D -1 + (% ) Hepatoprotective in Con A liver inflammation model 1. https://rarediseases.org/rare-diseases/primary-biliary-cholangitis/ * P=0.05, ****P=0.0001

18 Gene Therapy

19Selecta Biosciences Investor Presentation – April 2022 AAV gene therapies are coming of age but still have challenges Selecta has platform technologies to potentially address many key challenges facing the modality ImmTOR – Human proof of concept shows the possibility for ImmTOR to inhibit the formation of neutralizing antibodies to AAV vectors. Extensive preclinical work shows the potential for improved and more durable transgene expression upon the first dose and potential hepatoprotective benefits of ImmTOR. Xork – Cleaves human IgG specifically, efficiently and shows low cross reactivity to human sera potentially opening a treatment window for those with pre-existing immunity to AAV vectors. *Flotte TR. 2020. Hum Gene Ther 31:398-399. c c THE Solution THE Opportunity The formation of neutralizing antibodies (NAbs) after AAV vector administration prevents redosing due to the potentially dangerous immune response that would follow a second or third gene therapy administration. Adverse patient events related to high vector doses is inextricably linked to immunogenicity.* Pre-existing immunity to AAV vectors excludes significant numbers of patients who would potentially benefit from treatment by AAV gene therapies. cTHE Challenges ImmTOR, by inhibiting the formation of neutralizing antibodies, could make redosing of gene therapies possible. Functional benefit could be maintained or restored with additional doses. Safer and more efficacious dosing regimens could be implemented. Xork could potentially make patients with pre-existing immunity to AAV vectors eligible for treatment. Selecta has partnered its technologies with leading gene therapy companies.

20Selecta Biosciences Investor Presentation – April 2022 Potential for ImmTOR to enhance AAV gene therapies Safer, more durable AAV gene therapy treatments are within reach

21Selecta Biosciences Investor Presentation – April 2022 Aiming to simultaneously address two key challenges in AAV gene therapy + = ImmTOR Xork • Potential to increase the number of patients eligible for gene therapy by mitigating pre-existing anti-AAV antibodies • Potential to enable re-dosing by mitigating the de novo formation of anti-AAV antibodies IdeS Xork Human IgG + + + + + Cleavage of human IgG Pre-existing anti-IgG protease Antibodies in human serum Intact IgG Cleaved F(ab’)2 • Xork is an IgG protease derived from a non- human pathogen • Xork cleaves human IgG specifically and efficiently, but shows low cross reactivity to human sera compared to IdeS The combination of ImmTOR and Xork could make gene therapy both accessible and re-dosable *IdeS is an IgG protease derived from the common human pathogen Streptococcus pyogenes

22Selecta Biosciences Investor Presentation – April 2022 Time after initial AAV treatment (d) ImmTOR has been observed to enhance transgene expression after first and second doses of AAV Repeat dosing enabled by ImmTOR is dose sparing 5e11 vg/kg AAV-SEAP 5e11 vg/kg AAAV-SEAP + ImmTOR 25e11 vg/kg AAV-SEAP Day 0 Day 70 5e11 vg/kg AAV-SEAP 5e11 vg/kg AAV-SEAP + ImmTOR 25e11 vg/kg AAV-SEAP AAV dose (x 1011 vg/kg) 5 5 25 2n d do se d7 0 Two doses of 5e11 vg/kg with ImmTOR provides comparable expression as single dose of 25e11 vg/kg ImmTOR could enable safer, more efficacious gene therapy treatments ImmTOR is designed to be dose sparing – a key safety consideration and manufacturing benefit Ilyinskii et al., Science Advances, 2021*study conducted in wildtype mice

23Selecta Biosciences Investor Presentation – April 2022 SEL-399 Phase 1 dose-escalation study: subjects and design  Total healthy volunteers enrolled: 23 (14 males and 9 females)  All subjects with anti-AAV8 NAb titers <1:5 at baseline  Randomized, placebo controlled and double-blind study n=3 0 15 30 45 60 75 90 Placebo* + Empty Capsid (2E12 vp**/kg) Study Day Placebo + Empty Capsid (2E12 vp/kg) ImmTOR (0.15 mg/kg) + Empty Capsid (2E12 vp/kg) n=3 n=9 Placebo + Empty Capsid (2E12 vp/kg) ImmTOR (0.3 mg/kg) + Empty Capsid (2E12 vp/kg) n=2 n=6 Drug Infusions Neutralizing antibodies (NAb) measurement ** vp=viral particles * Placebo=saline infusion

24Selecta Biosciences Investor Presentation – April 2022 Single dose ImmTOR observed to inhibit formation of anti-AAV8 NAb at day 30 100% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 30 67% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 30 2000 1000 100 10Lo g 1 0 N Ab T ite rs Titer 1:5 Titer 1:25 1 Log10 Scale 2000 1500 1000 500 0 N Ab T ite rs Linear Scale Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6)

25Selecta Biosciences Investor Presentation – April 2022 Single dose ImmTOR observed to inhibit formation of median anti-AAV8 NAb in a dose-dependent manner at day 30 1:5 Median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 250-fold lower median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 Median Titer 1:1250 1:25 1:5M ed ia n Lo g 1 0 N Ab T ite rs 1000 100 10 1 10000 100000 Days 10 20 300 250-Fold Difference 50-Fold Difference Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6)

26Selecta Biosciences Investor Presentation – April 2022 Subjects treated with a single dose of ImmTOR developed delayed NAb formation by day 90 2 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 90 1 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 90 Titer 1:25 Day 90 Day 30 Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) Titer 1:5 Additional doses of ImmTOR may be required to maintain control beyond Day 30

27Selecta Biosciences Investor Presentation – April 2022 Empty capsid data in-line with single dose ImmTOR NHP data at day 90 Three monthly doses of ImmTOR provide inhibition of NAbs in NHP Antibody levels may interfere with efficient re-dosing** Titers too high for re-dosing Patients eligible for re-dosing* (Zolgensma eligibility: ≤1:50) * May be dependent on gene therapy dose ** Ancillary approaches such as IgG protease pre- treatment may be required for re-dosing AAV8-EC + ImmTOR D0 Single dose Human Lo g 1 0 N Ab T ite rs AAV8-SEAP + ImmTOR D0 AAV8-SEAP + ImmTOR D0, 28, 56 Single Dose Three Doses Nonhuman Primate1 Lo g 1 0 N Ab T ite rs 1-50 50-200 200+ Target Intermediate Failure 1ESGCT 2021 Poster 003 1 10 100 1000 10000 100000 1000000 Target For Redosing

28Selecta Biosciences Investor Presentation – April 2022 Summary and conclusions  We observed AAV8 empty capsids eliciting a strong immune response with peak median anti-AAV8 NAb titers of 1:6875  We observed ImmTOR inhibiting the formation of anti-AAV8 NAb in a dose-dependent manner at Day 30  After Day 30, 2 of 6 subjects treated with 0.3 mg/kg ImmTOR maintained NAb titers ≤25, while remaining ImmTOR- treated subjects showed delayed formation of NAb reaching control levels by Day 90  Animal studies suggest that if NAb are inhibited at Day 30, administration of two additional monthly doses of ImmTOR may maintain control of NAb beyond 90 days  Safety findings included AEs previously observed with ImmTOR (Stomatitis & Rash). Asymptomatic and transient laboratory changes in subjects receiving ImmTOR were seen in 2 subjects with mild to moderate thrombocytopenia and 1 subject with grade 3 hypertriglyceridemia  This promising study in healthy volunteers provides support for the potential use of ImmTOR for the inhibition of neutralizing antibodies to AAV8 in gene therapy clinical trials

29Selecta Biosciences Investor Presentation – April 2022 SEL-302 - Gene therapy program for the treatment of MMA Phase 1 start expected in 2H 2022 • Methylmalonic acidemia (MMA) is a rare monogenic metabolic disease with a potential live birth incidence of between 1:25,000 and 1:48,000 1 • Majority of patients have mutations in the mitochondrial methylmalonyl-CoA mutase (MUT) gene • Metabolic instability, particularly in the liver, can cause hyperammonemia and production of other toxic metabolites • Metabolic crisis can cause irreversible neurocognitive damage, stunted growth, chronic kidney disease and premature death • Only effective treatment is liver transplantation at an early age • Selecta is developing an AAV gene therapy combined with ImmTOR for the treatment of MMA (SEL-302) Mitochondria Cytoplasm branch chain amino acids odd chain fatty acids propionate propionyl-CoA D-methylmalonyl-CoA L-methylmalonyl-CoA succinyl-CoA PCC MCEE MUT Citric Acid Cycle 2-methylcitrate methylmalonic acid 1. https://www.genome.gov/Genetic-Disorders/MMA-Study-General-Information

30Selecta Biosciences Investor Presentation – April 2022 POBT=1-13C -sodium propionate oxidative capacity using breath test; sMMA= serum methylmalonic acid levels; NAb=neutralizing anti-AAV8 antibodies *Interim Endpoint= Data cutoff for Data Safety Monitoring Board evaluation ImmTOR ImmTOR ImmTOR MMA Clinical Trial Design: Schedule of Events for Individual Subjects Key Biomarker Evaluations POBT sMMA NAb Pre-dose, Day, 21, 42, 70, and 84 Pre-dose, Day 7, 21, 42, 63, 70, 77, and 84 Pre-dose, Day 14, 28, 42, 56, 70, and 84 Day 1 28 56 84 168 364. Pre-Screening Screening Interim Endpoint* 4-year follow-up Drug Administration MMA-101 Primary Endpoint Clinical endpoints monitored throughout trial (hospitalizations, metabolic crises, growth/diet, patient- & care giver-reported outcomes)

31Selecta Biosciences Investor Presentation – April 2022 Cohort 2 Children (n=3) (ages ≥ 2 and <12) Day 336 448 672560 Assumes 1 month (28 days) between Day 84 cutoff and subsequent participant enrollment to allow for DSMB report generation and review. MMA-101 (1.0E13 vg/kg) Cohort 1 Adolescents (n=3) (ages ≥12 and <18) Day 1 DSMB DSMB 84 112 308 336196 224 No ImmTOR; steroid prophylaxis ImmTOR; no steroid prophylaxis MMA-101 (1.0E13 vg/kg) ImmTOR (0.15 mg/kg) MMA-101 (1.0E13 vg/kg) ImmTOR (0.15 or up to 0.3 mg/kg) DSMB MMA-101 (1.0E13 vg/kg) ImmTOR (0.15 mg/kg) MMA-101 (1.0E13 vg/kg) ImmTOR (0.15 or up to 0.3 mg/kg) MMA-101 (1.0E13 vg/kg) ImmTOR (0.15 or up to 0.3 mg/kg) DSMB DSMB DSMB MMA Clinical Trial Design: Schedule of Events

32 Biologics

33Selecta Biosciences Investor Presentation – April 2022 cTHE Challenges Many biologics can be highly immunogenic resulting in suboptimal responses to the standard of care due to the development of anti-drug antibodies (ADAs) after multiple treatments Patients that develop an immune response to the current standard of care may be forced to discontinue treatment or experience adverse reactions Biologic therapies potentially enhanced by ImmTOR Unlocking their full potential by potentially ameliorating unwanted immune responses ImmTOR, co-administered with immunogenic therapeutic enzymes, has the potential to ameliorate an immune response to the biologic treatment allowing patients to stay on therapy longer Human data in both immunogenic enzymes and gene therapy AAV empty capsids shows the promise of ImmTOR in enhancing biologics The use of ImmTOR as an adjunct to biologic therapies offers a promising approach to minimize the healthcare and economic burden of ADAs Extensive human data and significant safety data base across multiple biologics demonstrates the broad potential applicability of the technology in immunogenic biologics. *Sands, E., Kivitz, A., DeHaan, W. et al. Tolerogenic nanoparticles mitigate the formation of anti-drug antibodies against pegylated uricase in patients with hyperuricemia. Nat Commun 13, 272 (2022). https://doi.org/10.1038/s41467-021-27945-7 c c THE Solution THE Opportunity

34Selecta Biosciences Investor Presentation – April 2022 Pegadricase is highly immunogenic when given alone Pegadricase is a highly immunogenic enzyme with most patients treated with pegadricase alone developing anti-drug antibodies within 2 weeks after a single treatment Days after treatment 0 5 10 15 20 25 30 105 An ti- ur ic as e Ab 104 103 102 101 5 monthly doses SEL-212* Pegadricase 0.2 mg/kg ImmTOR 0.1 or 0.15 mg/kg * Data from 5 monthly dosing cohorts of the SEL-212/201 trial **Data from pegadricase alone cohorts from the SEL-037/101, SEL-212/101, and SEL-212/201 trials ImmTOR was observed to ameliorate the immune response to pegadricase and was generally well-tolerated resulting in sustained control of serum uric acid (SUA) Pegadricase alone** Pegadricase 0.2 or 0.4 mg/kg Pegadricase alone 15% (3/19) 66% (21/32) SEL-212 (combination of pegadricase + ImmTOR) SEL-212 is a late-stage enzyme therapy program in chronic refractory gout ImmTOR markedly improved patient response to the enzyme pegadricase in a Phase 2 trial Anti-uricase ADAs Only 15% of patients treated with pegadricase alone maintain control of serum uric acid (SUA) after four weeks of therapy

35Selecta Biosciences Investor Presentation – April 2022 1. Number of patients with tophi with Responder Assessment 2. Treatment difference = SEL-212 percent responder - pegloticase percent responder. Rounded to nearest integer Evaluation Period (Month) Data Set SEL-212 pegloticase Treatment Difference2 Percentage ptsn1 Responder Percent n1 Responder Percent Month 3 and 6 combined PP 26 58% 26 39% 19 ITT 35 57% 34 42% 16 Patients with tophi at baseline: • Represent the most severely affected population of gout patients • Are less likely to achieve target SUA levels on conventional oral lowering therapies and have increased gout-related emergency room visits, hospitalizations, gout-related surgeries, and co-morbidities • Have increased prevalence of swollen and tender joints and chronic kidney disease • Have increased risk of mortality Sources: Khanna et al Arthr Rheumatol 2016, 68, suppl 10; Edwards et al, Rheumatol 2019; Vincent et al J Rheumatol 2017; Perez-Ruiz, Ann Rheum Dis 2014 Patients most in need reaped greater benefits from our therapy Observed a delta of 19% points for SEL-212 versus pegloticase for patients with visible tophi at baseline

36Selecta Biosciences Investor Presentation – April 2022 SEL-212 phase 3 DISSOLVE program design Evaluating SEL-212 in a pivotal phase 3 program vs. placebo, DISSOLVE I topline data expected in Q4 2022 • 2 double blinded placebo-controlled trials of SEL-212 (0.1 mg/kg & 0.15 mg/kg ImmTOR) − Both studies have a 6-month primary endpoint of serum uric acid (SUA) < 6 mg/dL at month 6, and DISSOLVE I has a 6-month safety extension; secondary endpoints include tender and swollen joint counts, tophus burden, patient reported outcomes of activity limitation and quality of life and gout flare incidence • Randomized 1:1:1 against Placebo with between 210 and 240 treated subjects • DISSOLVE I fully enrolled as of Q4 2021 STUDY 2 N = up to 40 SUBJECTS / ARM STUDY 1 N = up to 40 SUBJECTS / ARM Baseline SEL-212 - 0.1/0.2 mg/kg SEL-212 - 0.15/0.2 mg/kg 6 Months: Primary Efficacy Endpoint Placebo Placebo SEL-212 - 0.15/0.2 mg/kg SEL-212 - 0.1/0.2 mg/kg 12 Months

37Selecta Biosciences Investor Presentation – April 2022 Opportunity to address unmet medical needs for the treatment of IgAN • Immunoglobulin A nephropathy (IgAN) is a leading cause of chronic kidney disease (CKD) and renal failure with 30-40% of patients reaching end-stage renal disease; approximately 100,000 patients in the U.S. and only one approved therapy • Caused by deposits of the protein immunoglobulin A (IgA) inside the filters (glomeruli) in the kidney which may lead to presence of blood (hematuria) and protein (proteinuria) in urine and progressive renal insufficiency/failure • Current treatments fail to address the root cause of the disease and are focused on protecting the kidney from further damage by reducing IgA1 production, controlling blood pressure, cholesterol, and inflammation • Selecta is developing a candidate for the treatment of IgAN combining ImmTOR with an IgA protease to remove injurious IgA from kidneys and improve markers of renal dysfunction

38Selecta Biosciences Investor Presentation – April 2022 Combining ImmTOR with IgA protease for the treatment of IgAN Building on the clinical data from the SEL-212 program and strong preclinical data in IgA Saline IgA protease 5mg/kg IV Glomerular IgA1 deposits Complement deposition Fibronectin Adapted from Lechner et al., J Am Soc Nephrol, 2016. HEMATURIA Pre Post Pre Post 1.25 mg/kg IgA protease 5 mg/kg IgA protease • Selecta intends to co-administer ImmTOR with its proprietary IgA protease to address IgA nephropathy • Mice expressing human IgA1 and sCD89 develop spontaneous IgA nephropathy • Treatment with IgA protease clears glomerular IgA1 deposits and associated inflammation and hematuria • IgA Protease candidate selection and initiation of IND enabling studies in 2022

39 Corporate

40Selecta Biosciences Investor Presentation – April 2022 Peter G. Traber, M.D. Chief Medical Officer Experienced management team positions Selecta for success Lloyd Johnston, Ph.D. Chief Operations Officer Carsten Brunn, Ph.D. President and CEO Kei Kishimoto, Ph.D. Chief Scientific Officer Kristen Baldwin Chief People Officer Kevin Tan Chief Financial Officer Matthew Bartholomae General Counsel

41Selecta Biosciences Investor Presentation – April 2022 1. Unaudited 2. Includes cash, cash equivalents, marketable securities and restricted cash. • Top-line data from Phase 3 DISSOLVE I & II programs of SEL-212 in chronic refractory gout • Phase 1 clinical trial initiation and preliminary SEL-302 data in MMA • Enzyme candidate selection and IND enabling studies in IgA Nephropathy • Advance proprietary IgG protease (Xork) • Develop a proprietary IL-2 mutein to combine with ImmTOR. Advance and expand our immune tolerance platform into autoimmune disease • Advance autoimmune disease program in PBC Financial information at-a-glance Company has funding into mid 2024 ~$154.2 MILLION(1) Cash on hand as of April 11, 2022(2) Current funding expected to support development across pipeline programs including:

42Selecta Biosciences Investor Presentation – April 2022 Company Highlights ImmTOR™ platform has potentially broad applicability • Precision immune tolerance platform has potential to restore self tolerance in autoimmune disease and overcome immunogenicity of gene therapies and biologics • Preclinical data indicates potentially profound synergy of ImmTOR and engineered Treg-selective IL-2 to expand antigen-specific Tregs and improve durability of immune tolerance (ImmTOR-IL) Proof of concept in biologics and gene therapy Diversified pipeline expanding to autoimmune disease Targeted partnerships to maximize platform potential • SEL-212 in chronic refractory gout potentially serves as proof of concept for the ImmTOR platform in biologics with over 400 patients dosed – Phase 3 DISSOLVE I expected read out in Q4 2022 • Empty AAV study data in healthy volunteers showed the potential ability of ImmTOR to inhibit the formation of neutralizing antibodies to AAV capsids • SEL-302: IND for gene therapy program in methylmalonic acidemia (MMA) submitted in Q3 2021 • SEL-018: Advance Xork IgG Protease to mitigate pre-existing anti-AAV antibodies through IND-enabling studies • IgA nephropathy: clinical candidate selection & IND enabling studies in process • Plans to advance the ImmTOR platform with IL-2 (ImmTOR-IL) for use in autoimmune disease • Funding into mid 2024

43 Contact: SELECTA BIOSCIENCES, INC. 65 Grove Street Watertown, MA 02472 617-923-1400 info@selectabio.com